UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

TIAA-CREF LIFE FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding Availability of Proxy Materials for the Special Meeting of Shareholders of the TIAA-CREF Life Growth Equity Fund (the “Fund”)

[_______], 2021

Although it is recommended that you read the complete Proxy Statement, for your convenience, a brief overview of the proposal to be voted on is provided below.

Q. Why am I receiving this Proxy Statement?

A.

At a meeting held on September 9, 2021, the Board of Trustees of the Fund (the “Board”) [unanimously] approved reclassifying the diversification status of the Fund from “diversified” to “non-diversified” and the elimination of a related fundamental investment restriction, subject to the approval of Fund shareholders (the “Proposal”). You are receiving the enclosed Proxy Statement in connection with a special shareholder meeting (“Meeting”) of the Fund to vote on the approval of the Proposal.

The Board unanimously recommends that you vote FOR the Proposal.

Your voting instructions are very important. You are encouraged as an owner of a variable contract that has allocated contract amounts to the Fund to participate in your Fund’s governance by returning your voting instructions as soon as possible. If enough variable contract owners do not cast their voting instructions, the Fund may not be able to hold the Meeting or the vote on the Proposal, and additional solicitation costs may need to be incurred in order to obtain sufficient variable contract owner participation.

Q. Why am I being asked to approve changing the Fund’s diversification status?

A.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is currently classified as “diversified.” As a diversified fund, the Fund is limited as to the amount of assets it may invest in the securities of any single issuer. The 1940 Act requires shareholders to approve a change in a fund’s classification from “diversified” to “non-diversified.” If shareholders approve changing the Fund’s classification from diversified to non-diversified, the Fund would be permitted to invest a larger portion of its assets in a smaller number of issuers, as described in greater detail in the Proxy Statement.

Teachers Advisors, LLC (the “Adviser”), the Fund’s investment adviser, believes that changing the Fund’s classification to non-diversified is in the best interests of the Fund and its shareholders because it provides the Fund’s investment team with increased flexibility to better implement the Fund’s investment strategy while remaining compliant with the limits of the 1940 Act. The Fund’s benchmark index, the Russell 1000 Growth Index (the “Index”), has become more concentrated in certain issuers. Certain Index constituents have grown to each represent more than 5% of the Index and, at times, 25% or more of the Index in the aggregate. As a diversified fund, the Fund is not able to invest in these large Index constituents in similar proportions as the Index. While the Fund is not an index fund, it does select securities from the Index’s universe and its performance is measured against the Index. Changing the Fund’s status to non-diversified would give the Fund’s portfolio managers enhanced flexibility to invest a greater portion of the Fund’s assets in one or more of these large Index constituents, if desired for investment purposes.

Q. Whom do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the Proposal or how to provide voting instructions, please call Computershare Fund Services, the Fund’s proxy solicitor, at [1-866-641-4227] with your voting instructions materials.

Q. How do I provide voting instructions?

A.	You may provide voting instructions at the Meeting, by mail, by telephone or over the Internet:

•	To provide voting instructions at the Meeting, please follow the instructions below for attending the Meeting, which will be held virtually.

•	To provide voting instructions by mail, please mark, sign, date and mail the enclosed voting instruction card. No postage is required if mailed in the United States.

•

To provide voting instructions by telephone, please call the toll-free number located on your voting instruction card and follow the recorded instructions, using your voting instruction card as a guide.

•	To provide voting instructions over the Internet, go to the Internet address provided on your voting instruction card and follow the instructions, using your voting instruction card as a guide.

Q. How can I attend the Meeting?

A.

The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were an owner of a variable contract with amounts allocated to the Fund as of the close of business on September 30, 2021, or if you hold a valid voting instruction card for the Meeting. Variable contract owners will not be able to attend the Meeting in person.

You will be able to attend the Meeting and submit your questions online during the Meeting by visiting [meetings.computershare.com/MCGVC2D]. You also will be able to attend the meeting and vote your shares online by webcast. To attend and participate in the Meeting, you will need to log on using the control number from your proxy card or Meeting notice. The control number can be found in the shaded box.

The online Meeting will begin promptly at [2:00 p.m., Eastern Time on __________, 2021]. You are encouraged to access the Meeting prior to the start time leaving ample time for the check in process. Please follow the access instructions as outlined herein.

Q. How do I register to attend the Meeting virtually on the Internet?

A.

To register to attend the Meeting online by webcast, you must submit proof of your voting instruction power reflecting your contract’s allocations to the Fund along with your name and e-mail address to [shareholdermeetings@computershare.com]. Requests for registration must be labeled as “Voting Instructions” and be received no later than [5:00 p.m., Eastern Time], three business days prior to the Meeting date.

You will receive a confirmation of your registration by e-mail after your registration materials are received.

Requests for registration should be directed to us by e-mailing an image of your voting instruction card to [shareholdermeetings@computershare.com].

Q. Why hold a virtual Meeting?

A.	In light of the public health concerns regarding the coronavirus (COVID-19) pandemic, hosting a virtual meeting is in the best interests of the Fund and its shareholders.

Q. Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Fund, to verify that you received your voting instructions materials, to answer any questions you may have about the Proposal and to encourage you to provide voting instructions.

The Adviser recognizes the inconvenience of the voting instructions solicitation process and would not impose on you if we did not believe that the matter being proposed was important. Once your voting instructions have been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q. How does the Board suggest that I vote?

A.	The Board unanimously recommends that variable contract owners provide voting instructions FOR the Proposal.

v

730 Third Avenue

New York, NY 10017-3206

TIAA-CREF Life Growth Equity Fund

Important notice regarding availability of proxy materials for the Special Meeting of Shareholders to be held on December [__], 2021. The Proxy Statement for this meeting is available at: [www.proxy-direct.com/tia-30639].

Notice of Special Meeting — December [__], 2021

This notice is being given to the owners of the variable annuity contracts or variable life insurance policies (collectively, the “variable contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). As an owner of a variable contract issued by TIAA-CREF Life, you are entitled to give voting instructions in connection with the shareholder meeting of the TIAA-CREF Life Growth Equity Fund (the “Fund), a series of TIAA-CREF Life Funds (the “Trust”), which is an investment portfolio that underlies the variable investment accounts of TIAA-CREF Life Separate Account VA-1, TIAA-CREF Life Separate Account VLI-1 and TIAA-CREF Life Separate Account VLI-2 established by TIAA-CREF Life (the “Separate Accounts”).

The Fund will hold a Special Meeting of Shareholders (the “Meeting”) on December [__], 2021, at [_____] EDT online. This proxy statement was mailed to shareholders of the Fund and variable contract owners that have amounts allocated to the Fund starting on or about October [__], 2021.

The purpose of the Meeting is:

1.

To approve the change of the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction; and

2.	To address any other business that may properly come before the Meeting or any adjournments or postponements thereof.

The Separate Accounts and the TIAA-CREF Life Balanced Fund (a series of the Trust) are the only shareholders of the Fund. TIAA-CREF Life is hereby soliciting and agreeing to vote the Separate Accounts’ shares of the Fund at the Meeting according to timely instructions received from owners of the variable contracts who have amounts allocated to the Separate Accounts’ variable investment accounts that are invested in Fund shares as of the record date set by the Fund’s Board of Trustees, September 30, 2021 (the “Record Date”).

As a variable contract owner of record as of the Record Date, you have the right to instruct TIAA-CREF Life how to vote the Separate Accounts’ shares of the Fund attributable to your variable contract. To assist you in giving your instructions, we have enclosed a voting instruction card which you are to use to give voting instructions. In addition, the proxy statement is attached to this notice describing certain matters to be voted on at the Meeting and any adjournments or postponements of that Meeting.

By order of the Board of Trustees,

Derek Dorn

Secretary

[__], 2021

All variable contract owners with amounts allocated to the Fund are cordially invited to attend the Meeting, which will be held online as discussed in further detail below. In order to avoid delay and additional expense, and to assure that your preferences are represented, please provide voting instructions as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may provide voting instructions by mail, telephone or over the Internet. To provide voting instructions by mail, please mark, sign, date and mail the enclosed voting instruction card. No postage is required if mailed in the United States. To provide voting instructions by telephone, please call the toll-free number located on your voting instruction card and follow the recorded instructions, using your card as a guide. To vote over the Internet, go to the Internet address provided on your voting instruction card and follow the instructions, using your card as a guide.

Variable contract owners with amounts allocated to the Fund as of the close of business on September 30, 2021 are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, the Meeting will be a completely virtual meeting, which will be conducted exclusively by webcast. Variable contract owners will not be able to attend the Meeting in person. Variable contract owners may attend and vote at the virtual Meeting by following the instructions included in the Q&A.

730 Third Avenue

New York, NY 10017-3206

TIAA-CREF Life Growth Equity Fund

Proxy Statement for Special Meeting to be held on December [__], 2021

This proxy statement has been sent on behalf of the TIAA-CREF Life Growth Equity Fund (the “Fund”) by TIAA-CREF Life Separate Account VA-1, TIAA-CREF Life Separate Account VLI-1 and TIAA-CREF Life Separate Account VLI-2 (the “Separate Accounts”), separate accounts of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), to the owners of the variable annuity contracts and variable life insurance policies (the “variable contracts”) issued by TIAA-CREF Life with contract value allocated to accounts investing in the Fund, which is a series of the TIAA-CREF Life Funds (the “Trust”).

The Board of Trustees (the “Board”) of the Trust has sent you this proxy statement to ask for your voting instructions on certain matters affecting the Fund. The accompanying voting instructions card will be voted at the Special Meeting of the Fund’s Shareholders (the “Meeting”) being held on December [__], 2021, at [EDT] online. This proxy statement was mailed to shareholders and variable contract owners with amounts allocated to the Fund starting on or about October [__], 2021.

Variable contract owners with amounts allocated to the Fund are being asked to provide voting instructions on the following:

1.

To approve the change of the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction; and

2.	To address any other business that may properly come before the Meeting or any adjournments or postponements thereof.

At this time, the Board does not know of any other matters being presented at the Meeting or any adjournments or postponements thereof.

How do I provide voting instructions?

Variable contract owners with amounts allocated to the Fund as of the close of business on September 30, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

You can provide your instructions in any one of three ways:

(1)	By logging on to the Internet site shown on your voting instruction card and following the on-screen instructions;

(2)	By marking, signing and mailing the voting instruction card in the envelope provided; or

(3)	By calling the toll-free telephone number shown on your voting instruction card and following the recorded instructions.

If you provide voting instructions by Internet or telephone, please do not mail your voting instruction card.

In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, the Meeting will be a completely virtual meeting, which will be conducted exclusively by webcast. Variable contract owners will not be able to attend the Meeting in person.

Variable contract owners will be able to attend the Meeting online and submit questions during the Meeting by visiting [meetings.computershare.com/MCGVC2D]. Variable contract owners also will be able to vote their shares online by attending the Meeting by webcast. To participate in the Meeting, variable contract owners will need to log on using the control number from your voting instruction card or Meeting notice. The control number can be found in the shaded box. Variable contract owners may attend and provide voting instructions at the virtual Meeting by following the instructions included in the Q&A or this Proxy Statement.

Can I cancel or change my voting instructions?

You can cancel or change your voting instructions at any time up until [____ p.m. EDT on _____], 2021. You can do this by simply providing new instructions — by executing and returning a later-dated voting instruction card, providing instructions through the Internet or by a toll-free telephone call— or you can cancel your voting instructions by writing the Trust’s Corporate Secretary at: c/o the TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206. Cancelled or changed instructions (other than instructions cast in person (virtually) at the Meeting) must be received by the [____ p.m. ____], 2021 deadline.

How does the voting and instruction process work?

The Separate Accounts and the TIAA-CREF Life Balanced Fund (a series of the Trust) (the “Balanced Fund”) are the only shareholders of the Fund. The Fund expects that the Separate Accounts will vote their Fund shares at the Meeting according to the timely instructions received from the individual variable contract owners who have allocated account values to the subaccounts investing in the Fund. Accordingly, variable contract owners having allocated values to the Fund as of September 30, 2021 (the “Record Date”) have been given the right to provide voting instructions at the Meeting. The number of votes for which a variable contract owner may give voting instructions is based on the number of shares in the Fund attributable to such variable contract owner as of the Record Date.

The Separate Accounts will vote shares attributable to the variable contracts for which no voting instructions are received in the same proportion (for, against, abstain) as the voting instructions received on all outstanding contracts (sometimes referred to as “echo” voting). If the Fund receives votes or the Separate Accounts receive voting instructions that do not indicate any intention regarding the Proposal, they will be voted as abstentions.

Finally, the Balanced Fund also owns a portion of the Fund’s shares. The Balanced Fund expects to vote its shares of the Fund in the same proportion as the vote of other shareholders.

Because the Separate Accounts and the Balanced Fund intend to vote as indicated above, a small number of contract owners’ voting instructions can determine the outcome of a proposal.

At this time, the Board does not know of any other matters being presented at the Meeting. If other matters are brought before the Meeting, the Separate Accounts will vote the proxies using their own best judgment. All proxies solicited by the Board that are properly executed and received by the Corporate Secretary prior to the meeting, and are not cancelled, will be voted at the Meeting.

Who may vote; How many votes do I get?

Each outstanding full share of a Fund is entitled to one vote and each outstanding fractional share is entitled to a proportionate fractional share of one vote. Therefore, the number of votes for which you may give voting instructions will depend upon how many shares in the Fund are attributable to your variable contract on the Record Date. Fractional votes will be counted.

Each person having voting rights on the Record Date may vote at the Meeting. In the table below are the percentages of the total outstanding shares of the Fund held by the Separate Accounts and the Balanced Fund as of September 17, 2021:

Fund	TIAA-CREF Life Separate Account VA-1 shares		TIAA-CREF Life Separate Account VLI-1 shares		TIAA-CREF Life Separate Account VLI-2 shares		TIAA-CREF Life Balanced Fund shares
Growth Equity Fund	[__	]%	[__	]%	[__	]%	[__	]%

The number of the Fund’s shares attributable to you as a contract owner is determined by dividing your interest in the applicable variable investment account by the net asset value of the Fund as of the Record Date.

How many votes are needed for a quorum or to pass a vote?

A quorum of shareholders is required to take action at the Meeting. Ten percent of the shares entitled to vote at the Meeting, represented in person (virtually) or by proxy, will constitute a quorum of shareholders at the Meeting. Votes cast by proxy, by voting instructions or in person (virtually) at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and echo-voted shares as present for purposes of determining a quorum.

For purposes of determining the approval of the proposal, abstentions will have the same effect as votes against the proposal. The vote required for the proposal is set forth under the description of the proposal below.

PROPOSAL: CHANGE OF DIVERSIFICATION STATUS AND ELIMINATION OF FUNDAMENTAL INVESTMENT POLICY

Currently, the Fund is classified as a “diversified” fund for purposes of Section 5(b) of the 1940 Act and has adopted a related fundamental investment restriction. As a result, the Fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, the Fund may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. Additionally, with respect to 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. “government securities” (as defined in the 1940 Act), securities of other investment companies, or cash and cash items (including receivables).

Subject to approval of the Fund’s shareholders, the Board has approved a change to the Fund’s classification under the 1940 Act to a “non-diversified” company and a change to the Fund’s related fundamental investment restriction. This fundamental investment restriction, which may only be changed with shareholder approval, currently provides that the Fund, as a fundamental policy, may not “with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of any one issuer.” If shareholders approve changing the Fund’s classification from diversified to non-diversified (the “Proposal”), the fundamental investment restriction will be eliminated with respect to the Fund. No material changes to the Fund’s investment strategy are expected if shareholders of the Fund approve the Proposal.

Teachers Advisors, LLC (the “Adviser”), the Fund’s investment adviser, believes that changing the Fund’s classification to non-diversified is in the best interests of the Fund and its shareholders because it provides the Fund’s portfolio managers increased flexibility to better implement the Fund’s investment strategy while remaining compliant with the limits of the 1940 Act. The Fund’s benchmark index, the Russell 1000 Growth Index (the “Index”), has become more concentrated in certain issuers. Certain Index constituents have grown to each represent more than 5% of the Index and, at times, 25% or more of the Index in the aggregate. As a diversified fund, the Fund currently is not able to invest in these large Index constituents in similar proportions as the Index. While the Fund is not an index fund, it does select securities from the Index’s universe and its performance is measured against the Index. Changing the Fund’s status to non-diversified would give the Fund’s portfolio managers enhanced flexibility to invest a greater portion of the Fund’s assets in one or more of these large Index constituents, if desired for investment purposes.

If shareholders of the Fund approve the Proposal, the Fund may be subject to additional investment risks. As a “non-diversified” fund, the Fund would be permitted to invest a greater percentage of its assets in fewer issuers than a “diversified” fund. As a result, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments. To the extent that such issuers operate in the same or similar industry or sectors, the Fund may be more susceptible to a single economic, business, political or regulatory occurrence. Accordingly, if shareholders of the Fund approve the Proposal, the Fund could be subject to greater risk than it currently is subject to as a “diversified” fund.

Even if shareholders of the Fund approve the Proposal, the Fund intends to continue to comply with federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the IRC, the Fund operates as a “regulated investment company.” As a regulated investment company under the IRC, the Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. These federal tax diversification requirements, or the Fund’s determination to comply with them, may change in the future without shareholder or variable contract owner approval.

A non-diversified fund may from time to time temporarily operate in a diversified manner without losing its non-diversified status. As a result, at times, the Fund may not take advantage of the greater flexibility afforded a non-diversified fund. However, if following implementation of the Proposal, the Adviser were to continuously operate the Fund as diversified for three years, the Fund will once again become a diversified fund and 1940 Act provisions will require the Adviser to again seek shareholder approval to reserve the freedom of action to operate the Fund as non-diversified.

At a meeting held on September 9, 2021, the Board considered the recommendations of the Adviser to change the Fund’s classification to non-diversified and to eliminate the Fund’s related fundamental investment restriction. The Board considered all relevant factors, including the potential impact on the Fund and its risk profile and the estimated costs associated with seeking shareholder and variable contract owner approval of the proposed change for the Fund. Following its consideration of these matters, the Board unanimously approved the proposed change in the Fund’s classification to “non-diversified” and the elimination of the Fund’s related fundamental investment restriction.

The Board recommends that you vote FOR the Proposal.

Approval of the Proposal

A quorum of shareholders and variable contract owners is required to take action at the Meeting. Ten percent of the shares entitled to vote at the Meeting, represented in person (virtually) or by proxy, will constitute a quorum at the Meeting. If a quorum is present at the Meeting, then the Proposal must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person (virtually) or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the Proposal, abstentions will have the same effect as shares voted against the Proposal.

If approved by shareholders and variable contract owners of the Fund, the change in diversification status and removal of the fundamental investment restriction will become effective when the Fund’s Prospectus and Statement of Additional Information are revised or supplemented to reflect the approval of the Proposal. If the Proposal is not approved by the Fund’s shareholders and variable contract owners, the Fund will remain diversified and the current fundamental investment policy will remain in effect and the portfolio managers will continue to manage the Fund pursuant to its applicable investment policies, parameters and restrictions in light of prevailing market and economic conditions.

ADDITIONAL INFORMATION

Attending the Meeting

In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, the Meeting will be held in a virtual meeting format only. Variable contract owners will not be able to attend the Meeting in person. Variable contract owners are entitled to participate in the Meeting only if you had contract amounts allocated to the Fund as of the close of business on the Record Date, or if you hold a valid voting instruction card for the Meeting.

You will be able to attend the Meeting online and submit your questions during the Meeting by visiting [meetings.computershare.com/]. You also will be able to provide voting instructions by attending the Meeting by webcast. To participate in the Meeting, you will need to log on using the control number from your voting instruction card or Meeting notice. The control number can be found in the shaded box.

The online Meeting will begin promptly at [2:00 p.m., Eastern Time on December [______], 2021. You are encouraged to access the Meeting prior to the start time leaving ample time for the check in.

To register to attend the Meeting online by webcast, you must submit proof of your voting instruction power reflecting your Fund allocations along with your name and e-mail address to [shareholdermeetings@computershare.com]. Requests for registration must be labeled as “Voting Instructions” and be received no later than [5:00 p.m., Eastern Time, three business days prior] to the Meeting date.

You will receive a confirmation of your registration by e-mail after your registration materials are received.

Requests for registration should be directed to us by e-mailing an image of your voting instruction card to [shareholdermeetings@computershare.com].

Principal Shareholders

To the knowledge of the Fund, no person, other than those set forth in the table on page [__] providing the identity and percentage ownership of each of the Fund’s shareholders, owned beneficially or of record 5% or more of the Fund’s shares as of September 17, 2021.

Information About the Fund’s Adviser, Administrator and Distributor

The Adviser and Administrator

Teachers Advisors, LLC, the Fund’s investment adviser and administrator, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser is located at 730 Third Avenue, NY, NY 10017. The Adviser is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of August 31, 2021, Nuveen managed approximately $[__] trillion in assets, of which approximately $[____] billion was managed by the Adviser.

The Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Fund’s shares. The Distributor is a subsidiary of Nuveen and TIAA.

Communications with Trustees

Letters or emails from shareholders or variable contract owners addressed to the Board or individual Trustees may be sent to the TIAA-CREF Life Funds Trustees c/o Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or via email to: trustees@tiaa.org. Certain communications will be forwarded to the Board’s Chairman and the Chairman of the Nominating and Governance Committee and, if directed to an individual Trustee, such Trustee, in accordance with established policies concerning communications that have been approved by a majority of independent Trustees.

Proposals for action at future Shareholder meetings

Any proposals of persons with voting rights to be included in the proxy statement for the Trust’s next special meeting must be received by the Trust within a reasonable period of time prior to the meeting. The Trust is not required to and does not typically hold meetings of shareholders. There are no current plans to hold another special meeting in 2022.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be allocated to the Fund. Because the Fund is operating above its expense cap, it is anticipated that the Adviser will reimburse all of the direct expenses of the proxy solicitation that will allocated to the Fund, estimated to be approximately $[_____]. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Fund has engaged Computershare Fund Services to assist in the solicitation of proxies. An estimated cost of $[____] plus reasonable expenses is expected for services provided by Computershare Fund Services.

Shareholder reports

If you would like to see the most recent TIAA-CREF Life Funds semiannual and annual reports, you can visit the TIAA website at www.tiaa.org/prospectuses, or use our online request form to order print versions electronically. You can also call 800-842-2252 or write to the TIAA-CREF Life Funds at 730 Third Avenue, New York, New York 10017-3206, Attention: Imaging Services. These reports are furnished to shareholders and variable contract owners without charge.

Please note that only one annual report, semi-annual report, proxy statement or notice of internet availability of proxy materials may be delivered to two or more variable contract owners of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report, proxy statement, or notice of internet availability of proxy materials, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, variable contract owners should contact the Fund at the address and phone number set forth above.

General

The Adviser does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies and voting instruction cards will be voted by the persons acting under the proxies and cards upon such matters in accordance with their judgment of the best interests of the Fund.

Failure of a quorum to be present at the Meeting will necessitate adjournment and may subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to any proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Fund. Any meeting of shareholders may be postponed prior to the meeting by the Board and will be communicated by announcement to the shareholders and variable contract owners.

IF YOU CANNOT BE PRESENT AT THE MEETING (VIRTUALLY), YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Derek Dorn

Secretary

[___], 2021

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December [_________], 2021

The Fund’s proxy statement is available at [www.nuveenproxy.com/Mutual-Fund- Proxy-Information/]. For more information, variable contract owners may also contact the Fund at the address and phone number set forth above.

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

at the following Website:

Meetings.computershare.com/[●]

on December[●], 2021 at [2:00 p.m.], Eastern Time

To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Please detach at perforation before mailing.

TIAA-CREF Life Growth Equity Fund a series of TIAA-CREF Life Funds
Special Meeting of Shareholders to be held on December [●], 2021
This Voting Instruction Card is solicited on behalf of the Board of Trustees

TIAA-CREF Life Insurance Company

This Instruction Card is solicited by the above-named insurance company seeking voting instructions with respect to shares of TIAA-CREF Life Growth Equity Fund (the “Fund”), a series of TIAA-CREF Life Funds (the “Trust), for which it is the record or beneficial owner on your behalf, to represent me and cast my vote at the TIAA-CREF Life Growth Equity Fund Special Meeting of Shareholders to be held virtually at the following Website: meetings.computershare.com/[●], on December [●], 2021, at [●] EDT, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made the shares attributable to your account will be voted as abstentions. Shares of the Fund for which no voting instructions are received will be voted in the same proportion as votes for which instructions are received for the Fund.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

LGE_32351_082421_VI

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

TIAA-CREF Life Growth Equity Fund

Special Meeting of Shareholders to be held virtually on December [●], 2021

The Proxy Statement for this Meeting is Available at:

https://www.proxy-direct.com/tcl-32351

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	☒

A	Proposal The Board of Trustees recommends a vote FOR the Proposal.

1.	To approve the change of the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

2.	To address any other business that may properly come before the meeting.

B	Authorized Signatures – This section must be completed for your vote to be counted. – Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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